UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2009

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100

Spokane, WA 99201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	The Board of Directors of Clearwater Paper Corporation elected Fredric “Fritz” W. Corrigan as a Director on January 22, 2009. Mr. Corrigan will serve on the Compensation Committee of the Board of Directors.

There was no arrangement or understanding between Mr. Corrigan and any other person pursuant to which he was elected a Director, and there are no transactions or relationships between the Corporation and Mr. Corrigan that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2009

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary